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                               OPEN-END MORTGAGE,
                        SECURITY AGREEMENT AND FINANCING
                      STATEMENT (INCLUDING FIXTURE FILING),
                                       AND
                                   SUPPLEMENT
                                       AND
                         SHORT FORM/MEMORANDUM OF LEASE

                          Dated as of December 15, 2004

                                     between

                                  REXUS L.L.C.,
                               as Lessor/Mortgagee

                                       and

                              ITT INDUSTRIES, INC.,
                               as Lessee/Mortgagor

LOCATION OF MORTGAGED PROPERTY:

Street Address:       701 E. Lugbill Road
                      Archbold, Ohio
County:               Fulton County, Ohio

                              Record and Return to:

                                    Jones Day
                              222 East 41st Street
                               New York, NY 10017
                      Attention: Leonard C. Pojednic, Esq.

===============================================================================

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                    OPEN-END MORTGAGE, SECURITY AGREEMENT AND
                 FINANCING STATEMENT (INCLUDING FIXTURE FILING),
                AND SUPPLEMENT AND SHORT FORM/MEMORANDUM OF LEASE

    Maximum Principal Amount Secured Hereunder Not to Exceed $120,000,000.00

      THIS OPEN-END MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT (INCLUDING FIXTURE FILING), AND SUPPLEMENT AND SHORT FORM/MEMORANDUM OF LEASE (this "Supplement") dated as of December 17, 2004, between REXUS L.L.C., a Delaware limited liability company with an address at Societe Generale, New York Branch, 1221 Avenue of the Americas, New York, New York 10020 as the lessor/mortgagee (the "Lessor/Mortgagee"), and ITT INDUSTRIES, INC., an Indiana corporation, with an address at 4 West Red Oak Lane, White Plains, New York 10604, as Lessee/Mortgagor (the "Lessee/Mortgagor").

      WHEREAS, Lessor/Mortgagee and Lessee/Mortgagor have executed that certain Master Lease and Deed of Trust, Deed to Secure Debt and Mortgage dated as of December 14, 2004 (the "Master Lease");

      WHEREAS the Lessor/Mortgagee is the owner of the real property legally described on Schedule I attached hereto, and wishes to lease the land (the "Land") and lease all Improvements now thereon or which hereafter may be constructed thereon to the Lessee/Mortgagor;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions; Interpretation. For purposes of this Supplement, capitalized terms used herein and not otherwise defined herein or in Schedule IV hereto shall have the meanings assigned to them in Appendix A to the Master Lease, and the rules of interpretation set forth in such Appendix A shall apply to this Supplement.

      SECTION 2. The Properties. Effective upon the execution and delivery of this Supplement by the Lessor/Mortgagee and the Lessee/Mortgagor, the Land, all Improvements on the Land and all other improvements now on the Land or which hereafter may be constructed thereon and all Appurtenant Rights with respect thereto and all Equipment (collectively, the "Subject Property") shall be subject to the terms and provisions of the Master Lease and the Lessor/Mortgagee hereby grants, conveys, transfers and assigns to the Lessee/Mortgagor those interests, rights, titles, estates, powers and privileges provided for in the Master Lease with respect to the Subject Property.

      SECTION 3. Amendments to Master Lease with Respect to Subject Property. Effective upon the execution and delivery of this Supplement by the Lessor/Mortgagee and the Lessee/Mortgagor, the following terms and provisions shall apply to the Master Lease with respect to the Subject Property:

Archbold, Ohio Lease Supplement

      A. Short Form/Memorandum of Lease. The parties hereto set forth the following information which shall constitute a short form or memorandum of the Master Lease, as supplemented by this Supplement:

            (a) The name and address of the Lessor/Mortgagee as referenced in the Master Lease and set forth in the Participation Agreement is:

                     Rexus L.L.C.
                     c/o Societe Generale (Canada), as Lessor Administrator 1501 McGill College
                     Bureau 1800
                     Montreal, Quebec, H3A 3MB
                     Canada
                     Attention: Manager, Treasury & Loan Servicing Group

                     with a copy to:

                     Societe Generale, New York Branch
                     1221 Avenue of the Americas
                     New York, New York 10020
                     Attention: President

            (b) The name and address of the Lessee/Mortgagor as set forth in the Master Lease is:

                     ITT Industries, Inc.
                     4 West Red Oak Lane
                     White Plains, New York 10604
                     Attention: _________________________

            (c) The lease to which this memorandum of lease pertains is the Master Lease as supplemented by this Supplement and the other Supplements.

            (d) The leased premises are the Subject Property which includes the Land more particularly described on Schedule I attached hereto.

            (e) The Lessor/Mortgagee acquired title to the Land by deed dated on or about the date hereof and about to be recorded or filed for record in the Recorder's Office of Fulton County, Ohio.

            (f) The term of the Master Lease shall commence on the date hereof and shall expire on December 17, 2014 unless earlier terminated in accordance with the terms of the Master Lease, as supplemented by this Supplement.

            (g) The Master Lease contains certain purchase rights and options during the Lease Term pursuant to which the Lessee/Mortgagor or its designee may acquire the Subject Property.

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            (h)   In addition to those terms referred to herein, the Master
                  Lease contains numerous other terms, covenants and conditions that affect the Subject Property, and notice is hereby given that reference should be had to the Master Lease with respect to the details of such terms, covenants and conditions. A copy of the Master Lease or of the other agreements referenced herein or therein may be obtained from any of the parties hereto at the addresses set forth herein.

      Lessor/Mortgagee and Lessee/Mortgagor agree to execute and record a separate document containing information set forth above.

      B. Ownership of the Subject Property. The parties hereto intend that for
(i) financial accounting purposes with respect to the Lessee/Mortgagor, (ii) United States federal and all United States state and local income tax purposes and (iii) United States state real estate and commercial law and bankruptcy purposes, (1) the Master Lease will be treated as a financing arrangement, (2) the Lessor/Mortgagee will be deemed a lender making a loan to the Lessee/Mortgagor in an aggregate amount equal to the Original Aggregate Property Cost which loan is secured by the Properties, and (3) the Lessee/Mortgagor will be treated as the owner of the Properties described in the Lease Supplements and will be entitled to all tax benefits ordinarily available to an owner of properties similar to the Properties for such tax purposes. Nevertheless, the Lessee/Mortgagor acknowledges and agrees that none of the Lessor/Mortgagee, the Arranger or any Investor has made any representations or warranties to the Lessee/Mortgagor concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee/Mortgagor has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. The parties hereto will not take any position inconsistent with the intentions expressed herein. It is the intent of the parties hereto that the Master Lease grants a security interest and mortgage or deed to secure debt or deed of trust, as the case may be, in and on each Property to the Lessor/Mortgagee for the benefit of the Lessor/Mortgagee to secure the performance of the Lessee/Mortgagor under and payment of all amounts under this Master Lease and the other Operative Documents all as more specifically set forth in each Lease Supplement. Specifically, without limiting the generality of the foregoing, the parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any state or commonwealth thereof affecting the Lessee/Mortgagor, the Lessor/Mortgagee or the Investors or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made to the Lessee/Mortgagor by the Lessor/Mortgagee and the Investors as unrelated third party lenders of the Lessee/Mortgagor.

      C. Grant of Mortgage Lien and Security Interest: Assignment of Rents. To secure to the Lessor/Mortgagee the payment and performance of all Obligations:

            (a) Subject to the terms and conditions of the Master Lease as supplemented by this Supplement (including, without limitation, the Lessee/Mortgagor's rights hereunder and thereunder), the Lessee/Mortgagor has caused the Lessor/Mortgagee to hold title to the Subject Property and Lessee/Mortgagor does hereby mortgage, grant, bargain, sell, convey,

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                                     - 3 -

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                  assign, transfer and set over to the Lessor/Mortgagee, with power of sale, to the extent permitted by Applicable Law: (i) all of the Lessee/Mortgagor's right, title and interest from time to time in the Subject Property of whatever nature including, without limitation, Lessee/Mortgagor's leasehold interest under the Master Lease; all condemnation and insurance proceeds relative to the Subject Property and all Profits as defined below; and (ii) all of the Lessee/Mortgagor's right, title and interest in and to all proceeds of the conversion, whether voluntary or involuntary, of any of the above-described property into cash or other liquid claims, including, without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of casualty, any exercise of the right of eminent domain or deed in lieu thereof, the alteration of the grade of any street and any injury to or decrease in the value thereof, the foregoing being referred to hereinafter as the "Security Property".

                  TO HAVE AND TO HOLD the Security Property, subject however to Permitted Property Liens (which shall include the items set forth on Schedule II), unto the Lessor/Mortgagee, its successors and assigns forever.

                  (i) Protective Advances. The Lessor/Mortgagee shall have the right, but not the obligation, to make protective advances with respect to the Security Property for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Security Property, and such protective advances, together with interest thereon at the Overdue Rate from the date of each such advance until it is repaid in full, shall be secured by this Supplement to the fullest extent and with the highest priority contemplated by applicable law.

                  (ii) Mortgage. The Lessee/Mortgagor and the Lessor/Mortgagee intend that this Supplement shall secure Lessee/Mortgagor's obligation to repay the unpaid balance of advances made by the Lessor/Mortgagee and/or the holder hereof under the Master Lease and other Operative Documents to the fullest extent and with the highest priority contemplated by applicable law. The obligations secured hereby shall include, without limitation, all Basic Rent, Accrual Rent and Fixed Rent as well as all Supplemental Rent due from Lessee/Mortgagor under the Master Lease. The maximum amount of advances, exclusive of interest thereon (whether or not identified as interest and including specifically all Accrual Rent under the Master Lease), and exclusive of advances made for the payment of real estate taxes, assessments, insurance premiums and costs incurred for the protection of the Security Property, all of which are also secured by this Supplement, which may be

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                        outstanding at any time is One Hundred Twenty Million
                        and 00/100 Dollars ($120,000,000.00).

            (b) Subject to the terms and conditions of the Master Lease as supplemented by this Supplement (including, without limitation, the Lessee/Mortgagor's rights hereunder and thereunder so long as no Lease Event of Default has occurred and is continuing), the Lessee/Mortgagor hereby grants to the Lessor/Mortgagee a security interest in the Lessee/Mortgagor's interest in that portion of the Security Property (the "UCC Property") subject to the Uniform Commercial Code of the State of Ohio (the "UCC"). The Master Lease, as supplemented by this Supplement, shall also be deemed to be a security agreement and shall support any financing statement showing the Lessor/Mortgagee's interest as a secured party with respect to any portion of the UCC Property described in such financing statement. The Lessee/Mortgagor agrees, at its sole cost and expense, to execute, deliver and file from time to time such further instruments as may be requested by the Lessor/Mortgagee to confirm and perfect the lien of the security interest in the collateral described in this Supplement.

            (c) The Lessee/Mortgagor hereby irrevocably assigns, conveys, transfers and sets over unto the Lessor/Mortgagee (subject, however, to the Master Lease and the rights of the Lessee/Mortgagor thereunder and hereunder) any and all subleases or other occupancy agreements now existing, or that may hereafter come into existence with respect to the Subject Property or any part thereof, including any guaranties of such sublease or occupancy agreements (collectively, the "Subleases") and all and every part of the rents, issues and profits (collectively, the "Profits") that may from time to time become due and payable on account of the Subleases, provided, that, unless a Lease Event of Default is continuing, the Lessee/Mortgagor shall have the right to collect and retain such Profits. Upon request of the Lessor/Mortgagee, the Lessee/Mortgagor shall execute and cause to be recorded, at its expense, supplemental or additional assignments of any Subleases of the Subject Property. Upon the occurrence and during the continuance of a Lease Event of Default, the Lessor/Mortgagee is hereby fully authorized and empowered in its discretion (in addition to all other powers and rights herein granted), to apply for and collect and receive all such Profits and enforce such guaranty or guaranties, and all money so received under and by virtue of this assignment shall be applied as further security for the payment and performance of the Obligations secured hereby.

            (d) Notwithstanding that this Supplement is an absolute assignment of the Profits and the Subleases and not merely the collateral assignment of, or the grant of a lien or security interest in the Profits and the Subleases, the Lessor/Mortgagee grants to the Lessee/Mortgagor a revocable license to collect and receive the Profits and to retain, use and enjoy such Profits.

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                  Such license shall be automatically revoked upon the
                  occurrence and during the continuance of any Lease Event of Default.

      D.    Remedies.

            (a) Upon the occurrence and during the continuance of a Lease Event of Default, each of which are also events of default under this Supplement, the Lessor/Mortgagee may exercise any one or more of the following rights and remedies as it, in its sole discretion, may deem necessary or appropriate:

                  (i)   collect interest on all past due sums at the Overdue
                        Rate;

                  (ii) terminate the Master Lease and, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, and without regard to the adequacy of security, enter upon and take possession of the Security Property, or any part thereof, in its own name, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Security Property, or any part thereof or interest therein, to increase the income therefrom or to protect the security hereof and, with or without taking possession of the Security Property, to sue for or otherwise to collect the Profits thereof, including, without limitation, those past due and unpaid, and to apply the same, less costs and expenses of operation and collection, including, without limitation, reasonable attorneys' fees, upon any Obligations secured hereby, all in such order as the Lessor/Mortgagee may determine. The entering upon and taking possession of the Security Property, and the collection of such Profits and the application thereof as aforesaid, shall not cure or waive any Lease Event of Default or notice of a Lease Event of Default hereunder or invalidate any act done in response to such Lease Event of Default and, notwithstanding the continuance in possession of the Lessor/Mortgagee or the collection, receipt and application of Profits by the Lessor/Mortgagee, the Lessor/Mortgagee shall be entitled to exercise every right provided for herein or by law upon the occurrence and during the continuance of any Lease Event of Default, including, without limitation, the right to exercise the power of sale;

                  (iii) declare all sums secured hereby immediately due and
                        payable by delivery to the Lessee/Mortgagor a written declaration of the occurrence and continuance of a Lease Event of Default and deliver a notice of non-judicial foreclosure by power of sale of the Subject Property, and proceed with such non-judicial foreclosure in accordance with Applicable Law;

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                  (iv)  whether or not a non-judicial or judicial foreclosure proceeding as described above has been commenced, declare immediately due and payable without notice or demand, as otherwise required hereunder or under Applicable Law, all amounts payable by the Lessee/Mortgagor hereunder or under the other Operative Documents which are then unpaid, with all interest and sums accrued and accelerate payment thereof notwithstanding contrary terms of payment stated therein and foreclose against the Security Property in the manner provided by Applicable Law, and exercise all other rights and remedies available hereunder, at law, in equity or otherwise;

                  (v) as a matter of right, and upon notice to the Lessee/Mortgagor or anyone under the Lessee/Mortgagor and without regard to the adequacy of its security or the then value of the Security Property or the interest of the Lessee/Mortgagor therein, apply to any court having jurisdiction to appoint a receiver or receivers of the Security Property and the Lessee/Mortgagor hereby irrevocably consents to such appointment and, to the extent permitted by Applicable Law, waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers of the Lessor/Mortgagee provided for above, and shall continue as a receiver and exercise all such powers until the date of confirmation of sale of the Security Property unless such receivership is sooner terminated by the Lessor/Mortgagee in its sole discretion.

                  Upon the occurrence and during the continuance of a Lease Event of Default, the Lessor/Mortgagee shall be entitled to enforce payment and performance of any Obligations secured hereby and to exercise all rights and powers hereunder or any laws now or hereafter in force notwithstanding that some or all of said Obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance nor the enforcement hereof, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Lessor/Mortgagee's right to realize upon or enforce any other security now or hereafter held by the Lessor/Mortgagee, and the Lessor/Mortgagee shall be entitled to enforce the rights and remedies provided for herein and any other security now or hereafter held by the Lessor/Mortgagee in such order and manner as it may in its absolute discretion determine. No remedy conferred upon or reserved to the Lessor/Mortgagee is intended to be exclusive of any other remedy, but each shall be cumulative and shall be in addition to every other remedy given hereby or now or hereafter existing at law or in equity or by statute. Every power or remedy given hereby to the Lessor/Mortgagee or to which the Lessor/Mortgagee may be otherwise entitled, may be exercised,

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                  concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor/Mortgagee, and the Lessor/Mortgagee may pursue inconsistent remedies.

            (b) Upon the occurrence and during the continuance of a Lease Event of Default, the Lessor/Mortgagee, in addition to and not in lieu of or in diminution of the rights and remedies provided above shall have all of the rights and remedies of a secured party under the UCC, which rights and remedies may be exercised without application to any court to the extent permitted by the UCC.

            (c) It is the intent of the parties hereto that the Master Lease be treated as a secured borrowing as provided in Section 3B above, and that, upon the occurrence and during the continuance of a Lease Event of Default, the Lessor/Mortgagee shall have remedies provided for herein. In the event that, notwithstanding the intention of the parties, a court of competent jurisdiction determines that, for the purpose of remedies, the transaction contemplated by the Master Lease constitutes a leasing arrangement, the parties hereto acknowledge and agree that the Lessor/Mortgagee shall have, as a result of such determination, in addition to the remedies set forth in this Section 3D(a) above, all of the rights and remedies of a landlord provided for in Article XVI of the Master Lease, provided that the parties hereto acknowledge and agree that it is their intent that the Master Lease be construed as provided in Section 3B above.

      SECTION 4. Lessor/Mortgagee Grant. (a) The Lessor/Mortgagee hereby unconditionally grants a security interest in and a Lien to the Lessee/Mortgagor against all of the Lessor/Mortgagee's right, title and interest in and to the Security Property, which Lien shall be effective only if the Lessor/Mortgagee shall become the subject of any bankruptcy, insolvency or similar proceeding and such proceeding shall result in the rejection of the Master Lease. Such Lien shall secure the satisfaction of the Lessee/Mortgagor's right to damages and other claims arising out of the rejection of the Master Lease to the extent and in the manner provided for pursuant to the Operative Documents.

      (b) The Lessee/Mortgagor agrees that the conditional Lien created in paragraph (a) of this Section 4 will terminate upon the termination of the Master Lease with respect to the Subject Property for any reason other than a rejection of the Master Lease in connection with a bankruptcy, insolvency or similar proceeding with respect to the Lessor/Mortgagee. Lessee/Mortgagor covenants to promptly deliver any releases or reconveyances reasonably required by Lessor/Mortgagee to evidence such termination of Lien.

      (c) The Lien created in paragraph (a) of this Section 4 is junior and subordinate in all respects to the Liens granted by the Lessee/Mortgagor in favor of the Lessor/Mortgagee pursuant to this Supplement and the other Operative Documents.

      SECTION 5. Ratification; Incorporation. Except as specifically modified hereby, the terms and provisions of the Master Lease are hereby ratified and confirmed and remain in full

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force and effect. The terms of the Master Lease (as amended by this Supplement)
are by this reference incorporated herein and made a part hereof.

      SECTION 6. Original Supplement. The single executed original of this Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Lessor/Mortgagee therefor on or following the signature page thereof shall be the original executed counterpart of this Supplement (the "Original Executed Counterpart"). To the extent that this Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

      SECTION 7. Applicable Law; Certain Particular Provisions. This Supplement shall be governed by and construed in accordance with the laws of the jurisdictions identified in this Section 7 (the "Applicable Law") which shall for most purposes be the laws of the State of New York; provided, however, that the provisions of this Supplement relating to the creation, perfection and enforcement of the lien and security interest created by this Supplement in respect of the Subject Property and the exercise of each remedy provided hereby, including the power of foreclosure or power of sale procedures set forth in this Supplement, shall be governed by and construed in accordance with the internal law of the State of Ohio, and each of the Lessor/Mortgagee and the Lessee/Mortgagor agree to submit to jurisdiction and the laying of venue for any suit on this Supplement in the State of Ohio. The terms and provisions set forth in Schedule III attached hereto are hereby incorporated by reference as though fully set forth herein. In the event of any conflict between the terms and provisions contained in the body of the Master Lease (as amended by this Supplement) and the terms and provisions set forth in Schedule III, the terms and provisions set forth in Schedule III shall govern and control.

      SECTION 8. No Merger of Title. There shall be no merger of the Master Lease (as amended by this Supplement) or of the leasehold estate created thereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) the Master Lease (as amended by this Supplement) or the leasehold estate created thereby or any interest in the Master Lease (as amended by this Supplement) or such leasehold estate, (b) the fee estate or ground leasehold estate in the Subject Property, except as may expressly be stated in a written instrument duly executed and delivered by the Lessor/Mortgagee.

      SECTION 9. Satisfaction of the Mortgage, Security Interest and Assignment of Rents and Subleases. If the Lessee/Mortgagor complies with the provisions of this Supplement and irrevocably pays and performs (to the reasonable satisfaction of Lessor/Mortgagee) all of the Obligations secured hereby, in accordance with the provisions of the Master Lease, as supplemented by this Supplement and the other Operative Documents and in the manner and at the times set forth therein, without deduction, fraud or delay, then and from thenceforth this Supplement and the estate hereby granted and created in favor of the Lessor/Mortgagee, shall cease and become void, anything hereinbefore contained to the contrary notwithstanding.

      SECTION 10. Maximum Interest Rate. No provision of this Supplement or any transaction related thereto shall require the payment or permit the collection of interest or any other amount in excess of the maximum permitted by Applicable Law. If any excess of interest

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or any other amount in such respect is herein or any other Operative Document provided for, the Lessee/Mortgagor shall not be obligated to pay such excess interest or any other amounts in excess of the amount permitted by applicable law, and the right to demand the payment of any such excess shall be and hereby is waived, and this provision shall control any other provision of this Supplement and the other Operative Documents.

      SECTION 11. Security Agreement and Fixture Financing Statement. This Supplement is both a real property mortgage and a "security agreement" within the meaning of the UCC. The Subject Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Lessee/Mortgagor in the Subject Property. In Section 3.C (b) above, Lessee/Mortgagor has granted to Lessor/Mortgagee, as security for the Obligations, a security interest in the UCC Property to the full extent that the UCC Property may be subject to the UCC. The information contained in this
Section 11 is provided in order that this Supplement shall comply with the requirements of the UCC for mortgages to be effective as financing statement filed as a fixture filing. The name of the "debtor" is ITT INDUSTRIES, INC.; the name of the "secured party" is REXUS L.L.C.; the mailing address of the "secured party" from which information concerning the security interest may be obtained and the mailing address of the "debtor" are as set forth in Section 12 of this Supplement. The types, or the items, of collateral covered hereby consist of the UCC Property identified in Section 3.C which constitute fixtures or personal property. The Lessor/Mortgagee is the record owner of the Land.

      SECTION 12. Notices. For purposes of this instrument all notices shall be in writing and must be given in the manner provided in Section 14.3 of the Participation Agreement to the addresses set forth in Schedule V hereto.

      SECTION 13. Counterpart Execution. This Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

[Signature Blocks on Following Page]

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      IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                       REXUS L.L.C., as Lessor/Mortgagee

                                              By: /s/ Larry Bowman
                                                  ----------------
                                              Name: Larry Bowman
                                              Title: President

                                       ITT INDUSTRIES, INC., as Lessee/Mortgagor

                                              By: /s/ Donald Foley
                                                  ----------------
                                              Name: Donald Foley
                                              Title: Senior Vice President,
                                              Treasurer and Director of Tax

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

                                   Schedule I

                                Legal Description

Being a parcel of land in the northwest 1/4 of Section 4, Town 6 North, Range 5 East, Archbold Village, German Township, Fulton County, Ohio; more particularly described as follows:

Commencing at the 1/4 corner on the north side of the above described section; thence in a southerly direction and binding upon the quarter line a distance of 1078.82 feet to a metal surveyor's stake and the place of beginning; thence continuing in a southerly direction and binding upon the quarter line a distance of 550 feet to an anchor post and the north right of way line of Lugbill Road; thence in a westerly direction and binding upon the north right of way line of Lugbill Road a distance of 1188 feet to a metal surveyor's stake; thence in a northerly direction and parallel with quarter line a distance of 550 feet to a metal surveyor's stake; thence in an easterly direction and parallel with Lugbill Road a distance of 1188 feet to a metal surveyor's stake and the place of beginning and containing fifteen (15) acres of land, more or less; subject, however, to all legal highways and easements of record.

Address of Premises: 701 E. Lugbill Road

                           Archbold, Ohio

Permanent Parcel Number: 17-033388-00.000

Archbold, Ohio Lease Supplement

                                   Schedule II

                       Additional Permitted Property Liens

                                      NONE

Archbold, Ohio Lease Supplement

                                  Schedule III

                              Local Law Provisions

Archbold, Ohio Lease Supplement

                                   Schedule IV

                                  Defined Terms

      "Appurtenant Rights" means, with respect to the Land and the Subject Property, (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, and other rights and benefits at any time belonging or pertaining to the Land and the Subject Property, including the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to the Land and (iii) all of the Lessee/Mortgagor's right, title and interest in all general intangibles relating to the design, development, operation, management and use of the Subject Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations and consents obtained from and all materials prepared for filing or filed with any Governmental Authority in connection with the development, use, operation or management of the Subject Property, all construction, service, engineering, consulting, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Subject Property, all architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, environmental studies, engineering reports and similar materials relating to any portion of or all of the Subject Property, and all payment and performance bonds or warranties or guarantees relating to the Subject Property, all to the extent assignable.

      "Equipment" means any equipment the removal of which could reasonably be expected to affect the value or utility of the Land or the Subject Property, taken together or separately, including heating, electrical, switch gear, power supply, lighting, plumbing, ventilation, air conditioning and air cooling systems, refrigerating equipment, generators, locking and unlocking equipment, communication systems, sprinkler system and fire prevention systems, security systems and fixtures of all kinds; provided, however, that the term "Equipment" shall expressly exclude all inventory, furniture and furnishings.

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

                                   Schedule V

                               Notice Information

LESSEE/MORTGAGOR

ITT INDUSTRIES, INC.
4 West Red Oak Lane
White Plains, New York 10604
Attention: Donald Foley, Treasurer

with a copy to:

Red Oak Corporate Park
4 West Red Oak Lane
White Plains, New York 10604

Attention: Keith Richey, International Tax Counsel

LESSOR/MORTGAGEE

REXUS L.L.C.
c/o Societe Generale (Canada), as Lessor Administrator
1501 McGill College
Bureau 1800
Montreal, Quebec, H3A 3MB
Canada
Attention: Manager, Treasury & Loan Servicing Group

with a copy to:

Societe Generale, New York Branch
1221 Avenue of the Americas
New York, New York 10020
Attention: President

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